UNITED STATES OF AMERICA
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2017

CAPITAL FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

North Dakota	0-25958	45-0404061
(State or other jurisdiction of incorporation)	(Commission FileNumber)	(IRS Employer Identification No.)

1 Main Street North, Minot, North Dakota	58703
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (701) 837-9600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

The audit committee of the Board of Directors of Capital Financial Holdings, Inc. (“CFH”) annually considers and recommends to the full Board the selection of independent public accountants. After an evaluation process, as recommended by CFH’s Audit Committee on March 31, 2017, the Board of Directors appointed Dave Banerjee CPA, an Accountancy Corporation (“DBCPA”) as CFH’s independent auditors for the 2017 fiscal year, replacing Hein & Associates LLP (“Hein”). DBCPA’s address is 21860 Burbank Blvd., Suite 150, Woodland Hills, CA 91367.

This action effectively accepts Hein’s resignation as the Company’s independent auditor for the fiscal year that will commence on January 1, 2017. The report of Hein on the Company’s consolidated financial statements for the years ended December 31, 2016 and 2015 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or account principles. We do not anticipate that this will change with respect to CFH’s financial statements for the 2017 year.

For the years ended December 31, 2016 and 2015 and through the date of this Form 8-K, there have been no disagreements with Hein on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to Hein’s satisfaction would have cause them to make reference to the subject matter of the disagreement in connection with their reports. For the years ended December 31, 2015 and 2016 and through the date of this Form 8-K, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

CFH has provided Hein with a copy of the Form 8-K and CFH has requested that Hein furnish a letter addressed to the Commission stating whether it agrees with the statements above.

For the years ended December 31, 2015 and 2016 and through the date of this Form 8-K, neither CFH nor anyone on CFH’s behalf consulted DBCPA with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on CFH’s consolidated financial statements, or any other matters or reportable events as defined in Item 304(a)(2)(i) and (ii) of Regulation S-K. DBCPA has been asked to review this disclosure and DBCPA has been provided an opportunity to furnish a letter to the SEC containing any new information, clarification, or disagreement with the statements made herein.

Item 9.01 Financial Statements and Exhibits

Exhibit 16 Letter from certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL FINANCIAL HOLDINGS, INC.

Dated: April 3, 2017	By:	/s/ John Carlson
John Carlson
CEO & President